UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




      Date of report (Date of earliest event reported):  October 22, 1998




                         LASALLE PARTNERS INCORPORATED
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)




      Maryland                       1-13145                   36-4150422
------------------------       ------------------------       ---------------
(State or other juris-         (Commission File Number)       (IRS Employer
diction of incorporation                                      Identification
or organization)                                              No.)




     200 East Randolph Drive, Chicago, IL                       60601
     ------------------------------------                     ----------
    (Address of principal executive office)                   (Zip Code)




       Registrant's telephone number, including area code (312) 782-5800

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On October 22, 1998, LaSalle Partners Incorporated ("LaSalle") issued a press release announcing that LaSalle and Jones Lang Wootton have reached a definitive agreement to merge their operations. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

     Certain statements in this filing and elsewhere (such as in reports, other filings with the Securities and Exchange Commission, press releases, presentations and communications by the Company or its management and written and oral statements) may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, achievements, plans and objectives of the Company to be materially different from any future results, performance, achievements, plans and objectives expressed or implied by such forward-looking statements. Such factors are discussed in the Company's Registration Statement (No. 333-25741), under "Risk Factors" and elsewhere, in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, in Item 1. "Business", Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere, and in other reports filed by the Company with the Securities and Exchange Commission. These factors include, among other things, the following: (i) the impact of general economic conditions and the real estate economic climate on the Company's business and results of operations; (ii) the risk that property management and investment management agreements will be terminated prior to expiration or not renewed; (iii) the dependence of the Company's revenue from property management and leasing services on the performance of the properties managed by the Company; (iv) the risks inherent in pursuing a selective acquisition strategy; (v) the concentration of the Company's business in properties in central business districts; (vi) the risks associated with the co-investment activities of the Company; (vii) the seasonal nature of the Company's revenue, operating income and net earnings; and (viii) the competition faced by the Company in a variety of business disciplines within the commercial real estate industry. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements to reflect any changes in events or circumstances or in the Company's expectations or results.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

      The following exhibit is included with this Report:

      Exhibit 99 Press release dated October 22, 1998 issued by LaSalle Partners Incorporated and Jones Lang Wootton.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     LASALLE PARTNERS INCORPORATED


Date:  October 22, 1998        By:   /s/ WILLIAM E. SULLIVAN
                                     ------------------------------
                                     William E. Sullivan
                                     Executive Vice President and
                                     Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number                   Description
-------                  -----------
99 Press release dated October 22, 1998 issued by LaSalle Partners Incorporated and Jones Lang Wootton.